SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 19, 2000
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                             PYR Energy Corporation
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             (Exact name of registrant as specified in its charter)



          Delaware                     0-20879                 95-4580642
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 (State or other jurisdiction      (Commission File           (IRS Employer
      of incorporation)                 Number)             Identification No.)



                1675 Broadway, Suite 1150, Denver, Colorado 80202
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               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (303) 825-3748
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Item 5. Other Events.
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     Press Release. The press release of the Registrant dated April 19, 2000, which is filed as an exhibit hereto, is incorporated herein by reference.


Item 7.  Financial Statements And Exhibits.
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         (c) Exhibits.
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                                  Exhibit Index
                                  -------------

Exhibit
Number        Description
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99.1          Press release dated April 19, 2000.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 20, 2000                  PYR ENERGY CORPORATION



                                       By:  /s/  Andrew P. Calerich
                                            ------------------------------------
                                                 Andrew P. Calerich
                                                 Chief Financial Officer